Disposal of the Discontinued Operations of the NFID Business (Tables)	12 Months Ended
Dec. 31, 2023
Disposal of the Discontinued Operations of the NFID Business [Abstract]
Schedule of Operating Result of Discontinued Operations of the NFID Business	The summarized operating result of discontinued operations of the NFID Business included in the Company’s consolidated statements of operations for the years ended December 31, 2023 and 2022 is as follows:
	For the Year Ended
	December 31,
	2023	2022
Product sales, net	$-	$-
Cost of sales	-	1,079
Gross loss	-	(1,079)
Total operating and other non-operating expenses	(69,600)	(84)
Loss from discontinued operations	$(69,600)	$(1,163)